Exhibit 10.29

Recording requested by and

when recorded deliver to:

Latham & Watkins LLP
355 S. Grand Avenue, Suite 100

Los Angeles, California 90071-1560
Attn:  Kim N. A. Boras, Esq.

FIRST LIEN DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

by and from Green Plains Hopewell LLC, a Delaware limited liability company, “Grantor”

to Lawyers Title Realty Services, Inc., “Trustee”

for the benefit of BNP PARIBAS,
in its capacity as Administrative Agent and Collateral Agent, “Beneficiary”

Dated as of April 5, 2018

Location:701 S. 6th Avenue
Municipality:Hopewell
State:Virginia
Parcel ID No.:048-0175; 048-0180; 048-0179
Legal Description:See Exhibit A attached.

THIS IS A CREDIT LINE DEED OF TRUST

This deed of trust contains after-acquired property provisions and constitutes a fixture financing statement under the Virginia Uniform Commercial Code.

NOTICE:  This deed of trust secures credit in an amount not to exceed $10,294,965.  Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed trust deeds and liens.

Exhibit 10.29

FIRST LIEN DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

THIS FIRST LIEN DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT (this “Deed of Trust”) is made as of April 5, 2018, by and among Green Plains Hopewell LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Grantor”), having an address at 1811 Aksarben Drive, Omaha, NE 68106, to Lawyers Title Realty Services, Inc. (“Trustee”), having an address at 2701 Emerywood Parkway, Suite 2000, Richmond, VA  23294, for the benefit of BNP PARIBAS (“BNPP”), as administrative agent and as collateral agent for the Lenders (as hereinafter defined), having an address at 787 Seventh Avenue, New York, New York 10019 (BNPP, in such capacity, together with its successors and assigns, “Beneficiary”).

RECITALS

A. Beneficiary, GREEN PLAINS INC. (the “Borrower”) and certain lenders party thereto from time to time (such lenders being hereinafter referred to collectively as the “Lenders” and individually as a “Lender”) have entered into a Term Loan Agreement dated as of August 29, 2017, as amended by that certain First Amendment to Term Loan Agreement, dated as of October 16, 2017 (such Term Loan Agreement, as the same may be amended, supplemented or modified from time to time as permitted thereunder, including amendments, restatements and replacements thereof in its entirety as permitted thereunder, being hereinafter referred to as the “Loan Agreement”), pursuant to which the Lenders have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower.  Any capitalized term used in this Deed of Trust that is not otherwise defined herein, either directly or by reference to another document, shall have the meaning for purposes of this Deed of Trust as it is given in the Loan Agreement.

B. Grantor is a Subsidiary of the Borrower and as such will receive substantial direct and indirect benefit from the extension of credit and other financial accommodations made to the Borrower and the Subsidiaries.

C. The Grantor has executed and delivered to the Beneficiary a Guaranty (as it may from time to time be amended, restated, supplemented, replaced or otherwise modified, the “Guaranty”) pursuant to which the Grantor has guaranteed the obligations of the Borrower with respect to the loans made under the Loan Agreement (the “Loans”) and the other extensions of credit and financial accommodations made under each of the other Loan Documents as well as the other obligations of the Borrower under the Loan Documents, as more fully set forth therein (together with the Loans, collectively, the “Guaranteed Obligations”).

D. It is a condition to the obligation of the Lenders to make the Loans that the Grantor execute and deliver this Deed of Trust to secure the Guaranteed Obligations and all direct obligations of the Grantor under the Loan Documents (collectively the “Obligations Secured”).

E. ABL Borrowers and certain other parties have previously entered into the ABL-Cattle Credit Documents, the ABL-Grain Credit Documents and the ABL-Trade Credit 2

Documents (as each may be amended, restated, supplemented, replaced or otherwise modified from time to time, collectively, the “Pari Passu Credit Documents”), pursuant to which the lenders thereunder have agreed to make certain loans, which extensions of credit the ABL Borrower will use for the purposes permitted under the Pari Passu Credit Documents, upon the terms and conditions contained in the Pari Passu Credit Documents.

F. The obligations of ABL Borrowers under the Pari Passu Credit Documents are secured, directly or indirectly, by, among other things, a certain Second Lien Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement executed by Grantor for the benefit of BNPP, as collateral agent for the holders of the obligations under the Pari Passu Credit Documents (BNPP, in such capacity, together with its successors and assigns, the “Pari Passu Agent”), dated as of the date hereof (as it may be amended, supplemented, replaced or otherwise modified from time to time, the “Second Lien Deed of Trust”).

G. In order to induce the Lenders to consent to the Second Lien Deed of Trust, and to induce the Lenders to extend credit and other financial accommodations and lend monies to or for the benefit of Borrower and its Subsidiaries, Beneficiary, Pari Passu Agent, and certain other parties have entered into the ABL Intercreditor Agreements and the Term Loan Intercreditor Agreement (collectively, as each may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Intercreditor Agreements”).

H. Pursuant to the Term Loan Intercreditor Agreement, this Deed of Trust, in first lien and security interest status, will remain prior and superior to the Second Lien Deed of Trust, and the Second Lien Deed of Trust shall remain subject, junior and subordinate to this Deed of Trust.

Article 1 GRANT
Section 1.1 Grant

.  NOW, THEREFORE, in consideration of (A) Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which are hereby acknowledged, and (B) the foregoing Recitals, for the purpose of securing the complete and timely performance and payment of all present and future indebtedness, liabilities and obligations which the Grantor has from time to time incurred or may incur or be liable to the Lenders and the Beneficiary (each, a “Secured Party”, collectively, the “Secured Parties”) under or in connection with the Obligations Secured, THE GRANTOR HEREBY CONVEYS TO TRUSTEE AND HEREBY GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO TRUSTEE, IN TRUST WITH POWER OF SALE FOR THE USE AND BENEFIT OF BENEFICIARY, AND GRANTS BENEFICIARY (for the benefit of the Secured Parties) A SECURITY INTEREST IN the real estate legally described in Exhibit A hereto (the “Land”) in the City of Hopewell (the “City”), Virginia (the “State”); together (i) with all right, title and interest, if any, that the Grantor may now have or hereafter acquire in and to all improvements, buildings and structures of every nature whatsoever now or hereafter located on the Land; and (ii) all air rights, water rights and powers, development rights or credits, zoning rights or other similar rights or interests that benefit or are appurtenant to the Land (all of the foregoing, including the Land, the “Premises”);

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, that the Grantor may now have or hereafter acquire in and to any of the following related to the Land:  (a) all easements, rights of way or gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses and public places, and any other interests in property constituting appurtenances to the Premises, or that hereafter shall in any way belong, relate or be appurtenant thereto; (b) all licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter relating to the Real Property (as defined below), excluding any of the foregoing items that cannot be transferred or encumbered by the Grantor without causing a default thereunder or a termination thereof; (c) all hereditaments, gas, oil and minerals (with the right to extract, sever and remove such gas, oil and minerals) located in, on or under the Premises; (d) all split or division rights with respect to the Land and easements of every nature whatsoever; and (e) all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in clauses (a), (b), (c) and (d) above (all of the foregoing, the “Property Rights”);

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, that the Grantor may now possess or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever now or hereafter located in or on, or attached to, or used or intended to be used in connection with (or with the operation of), the Premises, including (a) all apparatus, machinery and equipment of the Grantor (to the extent that any of the foregoing constitute “fixtures” under applicable law); and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (all items listed in the foregoing clauses (a) and (b), the “Fixtures”).  Grantor and Beneficiary agree that the Premises and all of the Property Rights and Fixtures owned by the Grantor (collectively the “Real Property”) shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust; and

TOGETHER WITH all the estate, right, title and interest, if any, of the Grantor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sale or other disposition of the Real Property or any part thereof (it being understood that, except as otherwise provided herein or in the Loan Agreement, the Grantor is hereby authorized to collect and receive such awards and proceeds and to give proper receipts and acquittance therefor, and to apply the same as provided herein); (ii) all contract rights, general intangibles, actions and rights in action relating to the Real Property, including all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; (iii) all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Real Property; and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property (the rights and interests described in this paragraph, the “Intangibles”).

The Grantor (i) pledges and assigns to the Beneficiary from and after the date of the effectiveness hereof (including any period of redemption), primarily and on a parity with the Real

Property, and not secondarily, all rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advance rent, for security, as earnest money or as down payment for the purchase of all or any part of the Real Property) under any and all present and future leases, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Real Property (all of the foregoing, the “Rents”), and (ii) except to the extent such a transfer or assignment is not permitted by the terms thereof, transfers and assigns to Beneficiary all such leases, contracts and agreements (including all the Grantor’s rights under any contract for the sale of any portion of the Mortgaged Property and all revenues and royalties under any oil, gas and mineral lease relating to the Real Property) (collectively the “Leases”); provided however, that subject to the terms of the Loan Agreement, so long as no Event of Default has occurred and is continuing, a license is hereby given to Grantor to collect and use such Rents.

All of the property described above, including the Land, the Premises, the Property Rights, the Fixtures, the Real Property, the Intangibles, the Rents and the Leases, is called the “Mortgaged Property”).

Nothing herein contained shall be construed as constituting the Beneficiary a mortgagee-inpossession in the absence of the taking of title and/or possession of the Mortgaged Property by the Beneficiary.  Nothing contained in this Deed of Trust shall be construed as imposing on the Beneficiary any obligation of any lessor under any Lease of the Mortgaged Property in the absence of an explicit assumption thereof by the Beneficiary.  In the exercise of the powers herein granted the Beneficiary, prior to Beneficiary taking title to or possession of the Mortgaged Property, no liability shall be asserted or enforced against the Beneficiary, all such liability being expressly waived and released by the Grantor, except for any such liability arising on account of the Beneficiary’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.

TO HAVE AND TO HOLD the Mortgaged Property, and all other properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto the Trustee and the Beneficiary, their respective beneficiaries, successors and assigns, forever for the uses and purposes herein set forth.  Except to the extent such a release or waiver is not permitted by applicable law, the Grantor hereby releases and waives all rights of redemption or reinstatement, if any, under and by virtue of any of the laws of the State, and the Grantor hereby covenants, represents and warrants that, at the time of the execution and delivery of this Deed of Trust, (a) the Grantor has good and marketable fee simple title to the Mortgaged Property, with lawful authority to grant, remise, release, alien, convey, mortgage and warrant the Mortgaged Property, (b) the title to the Mortgaged Property is free and clear of all encumbrances, except the Permitted Liens and (c) except for the Permitted Liens, the Grantor will forever defend the Mortgaged Property against all claims in derogation of the foregoing.

Article 2 SECURITY AGREEMENT AND FINANCING STATEMENT
Section 2.1 Security Agreement

.  The Beneficiary and the Grantor further agree that if any of the property herein mortgaged is of a nature so that a security interest therein can be created and perfected under the Uniform Commercial Code in effect in the State (the “Code”), this Deed of Trust shall constitute a security agreement, fixture filing and financing statement, and for that purpose, the following information is set forth:

(a) In addition to the foregoing grant of mortgage, the Grantor hereby grants a continuing first priority security interest to the Beneficiary for the benefit of the Secured Parties in that portion of the Mortgaged Property in which the creation and/or perfection of a security interest is governed by the Code.

(b) The “Debtor” is the Grantor and the “Secured Party” is the Beneficiary for the benefit of itself and the other Secured Parties.
(c) The name and address of the Debtor are as set forth in the Preamble to this document.
(d) The name and address of the Secured Party are as set forth in the Preamble to this document.
(e) The description of the types or items of property covered by this financing statement is: All of the Mortgaged Property in which a security interest may be perfected pursuant to the Code.
(f) The description of the real estate to which collateral is attached or upon which collateral is located is set forth on Exhibit A.

(g) The Beneficiary may file this Deed of Trust, or a reproduction hereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified herein as part of the Mortgaged Property.  Any reproduction of this Deed of Trust or of any other security agreement or financing statement is sufficient as a financing statement.

(h) The Grantor authorizes the Beneficiary to file any financing statement, continuation statement or other instrument that the Beneficiary or the Required Lenders may reasonably deem necessary or appropriate from time to time to perfect or continue the security interest granted above under the Code.

Section 2.2 Fixture Filing

.  To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land, and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture-filing” within the meaning of Sections 9-604 and 9-502 of the Code as in effect on the date hereof.  Subject to the terms and conditions of the Loan Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein, in any other Loan Document, or by general law, or, as to that part of the security in which a security interest may be perfected under the Code, by the specific statutory consequences now or hereafter enacted and specified in the Code, all at the election of the Required Lenders.

Article 3 WARRANTIES, REPRESENTATIONS, and COVENANTS

Grantor warrants, represents, and covenants to Beneficiary and the Lenders as follows:

Section 3.1 First Lien Status

.  Grantor shall preserve and protect the first priority lien of this Deed of Trust.  If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b)(i) pay the underlying claim in full or take such other action so as to cause it to be released or (ii) contest the same in compliance with the requirements of the Loan Agreement (including, if applicable, any requirement to provide a bond or other security satisfactory to Beneficiary).

Section 3.2 Payment of Taxes on this Deed of Trust

.  Without limiting any provision of the Loan Agreement, the Grantor agrees that, if the government of the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Deed of Trust or shall levy, assess or charge any tax, assessment or imposition upon this Deed of Trust or the credit or indebtedness secured hereby or the interest of any Secured Party in the Premises or upon any Secured Party by reason of or as holder of any of  the foregoing then, the Grantor shall pay for such documentary stamps in the required amount and deliver them to the Beneficiary or pay (or reimburse the Beneficiary for) such taxes, assessments or impositions.  The Grantor agrees to provide to the Beneficiary, at any time upon request, official receipts showing payment of all taxes, assessments and charges that the Grantor is required or elects to pay under this Section.  The Grantor agrees to indemnify each Secured Party against liability on account of such documentary stamps, taxes, assessments or impositions, whether such liability arises before or after payment of the Obligations Secured and regardless of whether this Deed of Trust shall have been released.

Section 3.3 Leases Affecting the Real Property

.  All future lessees under any Lease made after the date of recording of this Deed of Trust shall, at the direction of the Required Lenders (or at the Beneficiary’s option) and without any further documentation, attorn to the Beneficiary as lessor if for any reason the Beneficiary becomes lessor thereunder, and, upon demand after an Event of Default has occurred and is continuing, pay rent to the Beneficiary, and the Beneficiary shall not be responsible under such Lease for matters arising prior to the Beneficiary becoming lessor thereunder; provided that the Beneficiary shall not become lessor or obligated as lessor under any such Leases unless and until it shall have been directed by the Required Lenders to do so, or it shall elect in writing to do so.

Section 3.4 Use of the Real Property

.  The Grantor agrees that it shall not (a) permit the public to use any portion of the Real Property in any manner that could reasonably be expected to impair the Grantor’s title to such property, or to make possible any claim of easement  by prescription or of implied dedication to public use, provided Grantor has actual knowledge of such use; (b) institute or acquiesce in any proceeding to change the zoning classification of the Real Property, nor shall the Grantor change the use of the Mortgaged Property in any material way, without the consent of the Required Lenders, which consent shall not be unreasonably withheld; and (c) permit any material legal or economic waste to occur with respect to the Mortgaged Property.

Section 3.5 Insurance

.  Subject to Section 10.1 of the Loan Agreement, the Grantor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of the Beneficiary, until the Obligations Secured are paid in full, insurance policies relating to the Mortgaged Property as specified in the Loan Agreement. Prior to an Event of Default, use of insurance proceeds shall be governed by Sections 10.1 and 6.2.3 of the Loan Agreement.  Each such policy shall name the Beneficiary as additional insured or loss payee, as applicable, under a standard mortgage endorsement.  If an Event of Default exists and is continuing, and the Beneficiary has given notice to the Grantor that the Beneficiary intends to exercise its rights under this Section 3.5, then the Beneficiary shall be entitled to (a) adjust any casualty loss and (b) apply the proceeds thereof as provided in Section 4.2 of this Deed of Trust.

Section 3.6 Real Property Taxes

.  The Grantor covenants and agrees to pay before delinquent all real property taxes, assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Premises or the Grantor and whether levied, assessed or imposed as excise, privilege or property taxes; provided that the foregoing shall not require the Grantor to pay any of the foregoing so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and so long as neither the Mortgaged Property nor any part thereof or interest therein shall be in reasonable danger of being sold, forfeited, terminated, cancelled or lost.

Section 3.7 Condemnation Awards

.  Subject to the terms of the Loan Agreement, the Grantor assigns to the Beneficiary, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Real Property for public use “Eminent Domain Proceedings”).  If an Event of Default exists and is continuing and the Beneficiary has given notice to the Grantor that the Beneficiary intends to exercise its rights under this Section 3.7, then the Beneficiary shall be entitled to (a) participate in and/or direct (at the sole discretion of the Required Lenders any Eminent Domain Proceedings and (b) apply the proceeds thereof as provided in Section 4.2 of this Deed of Trust.

Article 4 DEFAULT AND FORECLOSURE
Section 4.1 Remedies

.  Subject to the provisions of the Loan Agreement, upon the occurrence and during the continuance of an Event of Default, including a failure to perform or observe any of the covenants set forth in this Deed of Trust that is not cured within any applicable cure period, in addition to any rights and remedies provided for in the Loan Agreement or other Loan Document, if and to the extent permitted by applicable law, the following provisions shall apply:

(a) Power of Sale.  Beneficiary may direct Trustee to exercise Trustee’s power of sale with respect to the Mortgaged Property, or any part thereof, in a non-judicial procedure as permitted by applicable law.  If Beneficiary elects to exercise its power of sale with respect to the Real Property and other portions of the Mortgaged Property, or any part thereof, Trustee shall record a notice of default in each county or city in which any part of such Real Property and other Mortgaged Property is located in the form prescribed by applicable law and shall mail copies of such notice in the manner prescribed by applicable law.  After the time required by applicable law, Trustee shall give public notice of the sale to the persons and in the manner prescribed by applicable law. Trustee, without demand on Grantor, shall sell such Real Property and other Mortgaged Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in any order Trustee determines.  Trustee may postpone sale of all or any parcel of the Mortgaged Property in accordance with the provisions of applicable law. Trustee, Beneficiary, or their designee, may purchase at any such sale.  Upon receipt of the price bid, Trustee shall deliver to the purchaser a Trustee’s deed conveying the Real Property and other Mortgaged Property that are sold.  The recitals in the deed of compliance with applicable law shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value and without notice. Grantor acknowledges that the power of sale granted in this Deed of Trust may be exercised by Trustee without prior judicial hearing. Grantor has the right to bring an action to assert the non-existence of an Event of Default or any other defense of Grantor to acceleration and sale.

Trustee shall deliver to the purchaser at the sale, within a reasonable time after the sale, a Trustee’s deed conveying the Mortgaged Property so sold without any covenant or warranty, express or implied.  The recitals in Trustee’s deed shall be prima facie evidence of the truth of the statements made therein.

(b) Beneficiary’s Power of Enforcement.  The Beneficiary may immediately foreclose this Deed of Trust by judicial action.  The court in which any proceeding is pending for the purpose of foreclosure of this Deed of Trust by judicial procedure or in connection with the exercise of any non-judicial power of sale by the Trustee may, at once or at any time thereafter, either before or after sale, without notice and without requiring bond, and without regard to the solvency or insolvency of any person liable for payment of the Obligations Secured, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the loans and other financial accommodations hereby secured are made) for the benefit of the Secured Parties, with power to collect the Rents, due and to become due, during such foreclosure suit and the full statutory period of redemption notwithstanding any redemption.  The receiver, out of the Rents when collected, may pay reasonable costs incurred in the management and operation of the Real Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to the Real Property, and may pay any part of the Obligations Secured in accordance with the Loan Agreement or any deficiency decree entered in such foreclosure proceeding.  Upon or at any time after the filing of a suit to foreclose this Deed of Trust, the court in which such suit is filed shall have full power to enter an order placing the Beneficiary in possession of the Real Property with the same power granted to a receiver pursuant to this clause (a) and with all other rights and privileges of a mortgagee-in-possession under applicable law.

(c) Beneficiary’s Right to Enter and Take Possession, Operate and Apply Income.  The Beneficiary shall, at the direction of Required Lenders or at its option, have the right, acting through its agents or attorneys or a receiver, with process of law, to enter upon and take possession of the Real Property, to expel and remove any persons, goods or chattels occupying or upon the same, to collect or receive all the Rents, to manage and control the Real Property, to lease the Real Property or any part thereof, from time to time, and, after deducting all reasonable attorneys’ fees and expenses of outside counsel, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Real Property, to distribute and apply the remaining net income in such order and to such of the Obligations Secured in accordance with the Loan Agreement or any deficiency decree entered in any foreclosure proceeding.

(d) Foreclosure as Mortgage.  This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Real Property in any manner permitted by the laws of the State and any foreclosure suit may be brought by the Trustee or by the Beneficiary.

(e) Grantor, on its own behalf and on behalf of each party hereto, hereby requests a copy of any notice of default and a copy of any notice of sale hereunder be mailed to them at the applicable address provided in the first paragraph of this Deed of Trust.

(f) Notwithstanding anything herein to the contrary, the lien and security interest granted to or for the benefit of Beneficiary under this Deed of Trust and the exercise of any right or remedy by or for the benefit of Beneficiary hereunder are, as among Beneficiary, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents, subject to the provisions of the Term Loan Intercreditor Agreement, which Term Loan Intercreditor Agreement shall be solely for the benefit of Beneficiary, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents and shall not be for the benefit of or enforceable by Borrower, any ABL Borrower or any other Loan Party.  In the event of any conflict between the terms of the Term Loan Intercreditor Agreement and this Deed of Trust, as among Beneficiary, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents, the terms of the Term Loan Intercreditor Agreement shall govern and control.  Any reference in this Deed of Trust to “first priority lien” or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreements.  All representations, warranties, and covenants in this Deed of Trust shall be subject to the provisions and qualifications set forth in this Section 4.1(f).

Section 4.2 Application of Rents or Proceeds from Foreclosure or Sale

.  Subject to the requirements of applicable law, the proceeds or avails of any trustee or foreclosure sale and all moneys received by Beneficiary pursuant to any right given or action taken under the provisions of this Deed of Trust shall be applied as follows:

(a) To the payment of the costs and expenses of any such sale or other enforcement proceedings in accordance with the terms hereof and of any judicial proceeding wherein the same may be made (including payment of the Trustee’s fees, attorneys’ fees and costs of title evidence), and in addition thereto, reasonable compensation to Beneficiary, its agents and counsel, and all actual out of pocket expenses, advances, liabilities and sums made or furnished or incurred by Trustee, Beneficiary or Lenders under this Deed of Trust and the Loan Agreement and the other Loan Documents, together with interest at the maximum rate permitted by law, and all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold;

(b) In accordance with the applicable provisions of the Loan Agreement;
(c) To the payment of any other sums required to be paid by Grantor pursuant to any provision of this Deed of Trust, or any other Loan Document; and
(d) To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

The Grantor shall remain liable for any deficiency to the extent provided in the documents that create the Obligations Secured.

Section 4.3 Cumulative Remedies; Delay or Omission Not a Waiver

.  No remedy or right of the Beneficiary shall be exclusive of, but shall be in addition to, every other remedy or right now or hereafter existing at  law or in equity.  No delay in the exercise or omission to exercise any remedy or right available during the existence of any Event of Default shall impair any  such remedy or right or be construed to be a waiver of such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature.  To the extent permitted by applicable law, every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by the Beneficiary.

Section 4.4 Beneficiary’s Remedies against Multiple Parcels

.  If more than one property,  lot or parcel is covered by this Deed of Trust, and this Deed of Trust is foreclosed upon or judgment is entered upon any Obligations Secured, (or, in the case of a trustee’s sale, shall  have  met  the statutory requirements thereof with respect to such collateral), execution may be made upon any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or  separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at the election of the Required Lenders.

Section 4.5 No Merger

.  In the event of a foreclosure of this Deed of Trust or any other mortgage or trust deed securing the Obligations Secured, the Obligations Secured then due shall, at the option of the Required Lenders, not be merged into any decree of foreclosure entered by the court, and the Trustee or Beneficiary may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust that also secure the Obligations Secured.

Article 5 MISCELLANEOUS
Section 5.1 Notices

.  All notices and other communications hereunder shall be in writing and shall be given in the manner, within the time periods and to the applicable address identified in the Loan Agreement.

Section 5.2 Governing Law

.  This Deed of Trust shall be construed, governed and enforced in accordance with the laws of the State.  Wherever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Deed of Trust shall be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Deed of Trust.

Section 5.3 Satisfaction of Deed of Trust

.  Upon full payment and performance of all the Obligations Secured, or upon satisfaction of the conditions set forth in the Loan Agreement for release of the Mortgaged Property from this Deed of Trust, then the Beneficiary shall, promptly upon request of the Grantor, request the Trustee to reconvey the Mortgaged Property and shall surrender this Deed of Trust and evidence of satisfaction of the Obligations Secured to the Trustee. Trustee shall reconvey the Mortgaged Property without warranty to the person or persons legally entitled thereto.

Section 5.4 Successors and Assigns Included in Parties; Third Party Beneficiaries

.  This Deed of Trust shall be binding upon the parties hereto and upon the successors, assigns and vendees of the Grantor and shall inure to the benefit of the parties hereto and their respective successors and assigns; all references herein to the Grantor and to the Beneficiary shall be deemed to include their respective successors and assigns.  The Grantor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Grantor. Wherever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. The Secured Parties shall be third party beneficiaries of the Grantor’s representations, warranties, covenants and agreements hereunder.

Section 5.5 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION, AND REDEMPTION LAWS

.  The Grantor agrees, to the full extent permitted by law, that neither the Grantor nor anyone claiming through or under it shall set up, claim or seek to take advantage of any appraisement, valuation, stay, homestead or extension law, whether now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and the Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the encumbrance hereof and agrees that the Beneficiary or any court having jurisdiction to foreclose such encumbrance may sell the Mortgaged Property in part or as an entirety.  To the fullest extent permitted by law, the Grantor irrevocably waives all statutory or other rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof.  The Grantor further waives, to the fullest extent it may lawfully do so, all statutory and other rights in its favor, limiting concurrent actions to foreclose this Deed of Trust and the exercise of other rights with respect to the Obligations Secured, including any right vested in the Grantor or any affiliate to limit the right of the Beneficiary to pursue or commence concurrent actions against the Grantor or any such affiliate or any property owned by any one or more of them.  Grantor further waives, to the extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Beneficiary or Trustee under this Deed of Trust and all notices of any Event of Default (except as may be provided for under the terms of this Deed of Trust) or of Beneficiary’s or Trustee’s election to exercise or its actual exercise of any right, remedy or recourse provided for under this Deed of Trust.

Section 5.6 Interpretation with Other Documents

.  Notwithstanding anything in this Deed of Trust to the contrary, in the event of a conflict or inconsistency between this Deed of Trust and the Loan Agreement, the provisions of the Loan Agreement will govern.  To the extent any provision of this Deed of Trust specifies performance according to standards established by the Loan Agreement, then such specification shall mean the performance that would be required by the Borrower were the Borrower the owner of the Mortgaged Property and the Grantor hereunder.  Notwithstanding anything to the contrary contained herein, the lien and security interest granted to Beneficiary pursuant to this Deed of Trust and the exercise of any right or remedy by Beneficiary hereunder are subject to the provisions of the Term Loan Intercreditor Agreement.  In the event of any conflict or inconsistency between the terms and provisions of the Term Loan Intercreditor Agreement and the terms and provisions of this Deed of Trust, the terms and provisions of the Term Loan Intercreditor Agreement shall govern and control.

Section 5.7 Future Advances

.  Any and all future advances (subject to the limitations on the principal amount of Obligations Secured elsewhere contained in this Deed of Trust) under this Deed of Trust and the Loan Agreement or other Loan Documents shall have the same priority as if the future advance was made on the date that this Deed of Trust was recorded. This Deed of Trust shall secure the Obligations Secured, whenever incurred, such Obligations Secured to be due at the times provided in the Loan Agreement. Notice is hereby given that the Obligations Secured may increase as a result of any defaults hereunder by Grantor due to, for example, and without limitation, unpaid interest or late charges, unpaid taxes or insurance premiums which the Beneficiary elects to advance, defaults under leases that the Beneficiary elects to cure, attorney fees or costs incurred in enforcing the Loan Documents or other expenses incurred by the Beneficiary in protecting the Collateral, the security of this Deed of Trust or the Beneficiary’s rights and interests.

Section 5.8 Changes

.  Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  To the extent permitted by law, any agreement hereafter made by the Grantor and the Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

Section 5.9 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES

.

(a) The Grantor irrevocably (i) submits to the jurisdiction of any state or federal court sitting in the State, or in such other location as may be specified in the Loan Agreement, in any action or proceeding arising out of or relating to this Deed of Trust, and the Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any state or federal court sitting in the State or in such other location as may be specified in the Loan Agreement.

(b) The provisions of the Loan Agreement contained in Sections 14.14 and 14.15 thereof are hereby incorporated by reference as if set out in their entirety in this Deed of Trust.

(c) To the extent that the Grantor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Grantor hereby irrevocably waives such immunity in respect of its obligations under this Deed of Trust.

(d) Grantor waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; consents to service of process in any such action or proceeding by the mailing of a copy of such process to the Grantor as set forth in Section 5.1 hereof; and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(e) Nothing in this Section shall affect the right of the Beneficiary to serve legal process in any other manner permitted by law or affect the right of the Beneficiary to bring any action or proceeding against the Grantor or its property in the courts of any other jurisdiction.

Section 5.10 Time of Essence

. Time is of the essence with respect to the provisions of this Deed of Trust.

Section 5.11 No Strict Construction

.  The parties hereto have participated jointly in the negotiation and drafting of this Deed of Trust.  In the event an ambiguity or question of intent or interpretation arises, this Deed of Trust shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Deed of Trust.

Section 5.12 Beneficiary’s Right to Appear

. After the occurrence of an Event of Default, or in any situation where the Beneficiary or the Required Lenders reasonably determine that the Grantor’s action is not protective of the interest of the Beneficiary in the Mortgaged Property, Beneficiary shall have the right to appear in and defend any legal proceeding brought regarding the Mortgaged Property and to bring any legal proceeding, in the name and on behalf of the Grantor or in the Beneficiary’s name, that the Required Lenders, in their sole discretion, determine is necessary to be brought to protect the Secured Parties’  interest in the Mortgaged Property, as long as Beneficiary provided Grantor fifteen (15) days prior written notice of its intent to bring such proceeding, except in the event of an emergency, in which case no prior notice shall be required (but Beneficiary shall promptly thereafter notify Grantor of the bringing of such proceeding).  Nothing herein is intended to prohibit Grantor from bringing or defending any suit relating to the Mortgaged Property.

Section 5.13 No Liability of Secured Parties

. Notwithstanding anything to the contrary contained in this Deed of Trust, this Deed of Trust is only intended as security for the Obligations Secured and the Secured Parties shall not be obligated to perform or discharge, and do not hereby undertake to perform or discharge, any obligation, duty or liability of the Grantor with respect to any of the Mortgaged Property.  Unless and until a Secured Party takes title or possession of the Mortgaged Property, either through foreclosure, the taking of a deed in lieu thereof or otherwise, no Secured Party shall be responsible or liable for the control, care, management or repair of the Mortgaged Property or for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any licensee, employee, tenant or stranger or other person.  The Grantor agrees to indemnify and hold harmless the Secured Parties from and against all loss, cost and liability incurred by the Grantor in connection with any of the foregoing that are not the responsibility of the Secured Parties in accordance with this Section; provided that the Grantor shall not be liable for such indemnification to any Secured Party to the extent that resulting from such Secured Party’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.

Section 5.14 Indemnity

.  Grantor unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Secured Party and their respective directors, officers, employees, trustees, agents, financial advisors, consultants, affiliates and controlling persons (each such person, an “Indemnitee”) for any damages, costs, loss or expense, including response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following:  (i) any presence, release, threatened release or disposal of any Hazardous Material by Grantor or any subsidiary of Grantor or otherwise occurring on or with respect to the Mortgaged Property, (ii) the operation or violation of any Environmental Law by Grantor or any subsidiary of Grantor or otherwise occurring on or with respect to the Mortgaged Property, (iii) any claim for personal injury, property damage related to Grantor or any subsidiary of Grantor or otherwise occurring on or with respect to the Mortgaged Property, (iv) any claim for actual or threatened injury to, destruction of or loss of natural resources in connection with Grantor or any subsidiary of Grantor or otherwise occurring on or with respect to the Mortgaged Property and (v) the inaccuracy or breach of any environmental representation, warranty or covenant by Grantor  made herein or in any other Loan Document evidencing or securing any obligation  under the Loan Documents or setting forth terms and conditions applicable thereto or otherwise relating thereto.  The foregoing indemnity shall survive the termination of this Deed of Trust and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim thereunder.

Section 5.15 Variable Interest Rate

.  The Obligations Secured include obligations that bear interest at rates that vary from time to time, as provided in the Loan Agreement and the other documents relating to the Obligations Secured.

Section 5.16 Statutory Notice

.  IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS DEED OF TRUST SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS DEED OF TRUST MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF THIS DEED OF TRUST ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE IS ALSO EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS BETWEEN THE PARTIES HERETO.

Section 5.17 Limitation of Liability

.  Notwithstanding any other provision of this Deed of Trust or any other Loan Document, the liability of the Grantor hereunder shall not exceed the maximum amount of liability that the Grantor can incur without rendering this Deed of Trust void or voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount (and, to the extent necessary to comply with the foregoing under any applicable law, the Obligations Secured shall be reduced to such maximum amount).

Article 6 TRUSTEE PROVISIONS
Section 6.1 Liability of Trustee

.  Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for

Trustee’s gross negligence or willful misconduct.  Trustee shall not be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted him, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property.  Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.  Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered.  Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

Section 6.2 Retention of Money

.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by her  hereunder.

Section 6.3 Successor Trustees

.  Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the forenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the forenamed Trustee.  Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Grantor and recorded in the City of Hopewell, Virginia and by otherwise complying with the provisions of the applicable law of the State, substitute a successor or successors to the Trustee named herein or acting hereunder.

Section 6.4 Perfection of Appointment

.  Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estate, properties, rights, powers and trusts of its, her or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the successor Trustee so appointed in its, her or his place.

Article 7 LOCAL LAW PROVISIONS

Notwithstanding any provisions in this Deed of Trust to the contrary, Grantor acknowledges and agrees to the following:

Section 7.1 Acceleration; Remedies

.

(a) Beneficiary shall give notice to Grantor prior to acceleration following Grantor’s breach of any covenant or agreement in this Deed of Trust. The notice shall specify: (a) the default; (b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Grantor, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Deed of Trust and sale of the Mortgaged Property. The notice shall further inform Grantor of the right to reinstate after acceleration and the right to bring a court action to assert the nonexistence of a default or any other defense of Grantor to acceleration and sale. If the default is not cured on or before the date specified in the notice, Beneficiary at its option may require immediate payment in full of all sums secured by this Deed of Trust without further demand and may invoke the power of sale and any other remedies permitted by applicable law. Beneficiary shall be entitled to collect all expenses incurred in pursuing the remedies provided in Article 4, including, but not limited to, reasonable attorneys’ fees and costs of title evidence.

(b) If Beneficiary invokes the power of sale, Beneficiary or Trustee shall give to Grantor, the owner of the Mortgaged Property, and all other persons, notice of sale as required by Applicable Law. Trustee shall give public notice of sale by advertising, in accordance with Applicable Law, once a week for two successive weeks in a newspaper having general circulation in the county or city in which any part of the Mortgaged Property is located, and by such additional or any different form of advertisement the Trustee deems advisable. Trustee may sell the Mortgaged Property on the eighth day after the first advertisement or any day thereafter, but not later than 30 days following the last advertisement. Trustee, without demand on Grantor, shall sell the Mortgaged Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in any order Trustee determines. Trustee may postpone sale of all or any parcel of the Mortgaged Property by advertising in accordance with Applicable Law. Beneficiary or its designee may purchase the Mortgaged Property at any sale.

(c) Trustee shall deliver to the purchaser Trustee is deed conveying the Mortgaged Property with special warranty of title. The recitals in the Trustee is deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to discharge the expenses of executing the trust, including a reasonable commission to Trustee; (b) to discharge all taxes, levies, and assessment, with costs and interest if these costs have priority over the lien of this Deed of Trust, including the due pro rata thereof for the current year; (c) to discharge in the order of their priority, if any, the remaining debts and obligations secured by this Deed of Trust, and any liens of record inferior to this Deed of Trust under which sale is made, with lawful interest; and, (d) the residue of the proceeds shall be paid to Grantor or Grantor’s assigns. Trustee shall not be required to take possession of the Mortgaged Property prior to the sale thereof or to deliver possession of the Mortgaged Property to the purchaser at the sale.

Section 7.2 Release

.  Upon payment of all sums secured by this Deed of Trust, Beneficiary shall request Trustee to release this Deed of Trust and shall surrender all notes evidencing debt secured by this Deed of Trust to Trustee. Trustee shall release this Deed of Trust. Grantor shall pay any recordation costs. Beneficiary may charge Grantor a fee for releasing this Deed of Trust, but only if the fee is paid to a third party for services rendered and the charging of the fee is permitted under Applicable Law.

Section 7.3 Substitute Trustee

.  Beneficiary, at its option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder. Without conveyance of the Mortgaged Property, the successor trustee shall succeed to all the title, power and duties conferred upon Trustee herein and by Applicable Law.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.29

IN WITNESS WHEREOF, Grantor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

GRANTOR:	GREEN PLAINS HOPEWELL LLC, a Delaware limited liability company
	By:	/s/ Michelle Mapes
Name: Michelle Mapes
Title: Chief Legal & Administration Officer

STATE OF NEBRASKA)

) ss.:

COUNTY OF DOUGLAS)

Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of March, 2018, within my jurisdiction, the within named Michelle Mapes, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that she executed the same in her representative capacity, and that by her signature on the instrument, and as the act and deed of the person or entity upon behalf of which she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

/s/ Ronda Alcala

Notary Public

My commission expires:

9/29/20

S-1

Exhibit 10.29

EXHIBIT A

Legal Description

All that certain land situate in the City of Hopewell, Virginia, and more particularly described as follows:

Tract One (Parcel 1R):

BEGINNING AT A ROD FOUND AT THE INTERSECTION OF THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD AND THE EASTERN RIGHT OF WAY LINE OF 6TH AVENUE; THENCE ALONG THE EASTERN RIGHT OF WAY LINE OF 6TH AVENUE N 04° 55' 47" W A DISTANCE OF 953.56 FEET TO A ROD FOUND; THENCE N 04° 13' 48" W A DISTANCE OF 213.84 FEET TO A ROD FOUND; THENCE N 02° 17' 39" W A DISTANCE OF 115.52 FEET TO A ROD FOUND, SAID ROD LYING ON THE SOUTHERN RIGHT OF WAY LINE OF LA PRADE AVENUE, THENCE ALONG SAID RIGHT OF WAY LINE N 43° 07' 32 " E A DISTANCE OF 47.81 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 109.50 FEET, AN ARCH LENGTH OF 99.41 FEET, AN INTERIOR ANGLE OF 53° 01' 02", A CHORD BEARING OF N 62° 33' 39" E AND A CHORD DISTANCE OF 96.03 FEET TO A ROD FOUND; THENCE N 85° 01' 11" E A DISTANCE OF 65.47 FEET TO A ROD FOUND; THENCE 04° 58' 49" W A DISTANCE OF 75.00 FEET TO A ROD FOUND; THENCE S 85° 01' 11" W A DISTANCE OF 38.17 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 109.50 FEET, AN ARCH LENGTH OF 52.34 FEET, AN INTERIOR ANGLE OF 27° 23' 12", A CHORD BEARING OF N 19° 58' 21" W AND A CHORD DISTANCE OF 51.84 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 216.50 FEET, AN ARCH LENGTH OF 121.25 FEET, AN INTERIOR ANGLE OF 32° 05' 17", A CHORD BEARING OF N 17° 34' 26" W AND A CHORD DISTANCE OF 119.67 FEET TO A ROD FOUND; THENCE N 01° 27' 01" W A DISTANCE OF 463.93 FEET TO A ROD FOUND; THENCE N 87° 22' 10" E A DISTANCE OF 3.59 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 339.31 FEET, AN ARCH LENGTH OF 275.47 FEET, AN INTERIOR ANGLE OF 46° 30' 55", A CHORD BEARING OF N 21° 45' 42" E AND A CHORD DISTANCE OF 267.96 FEET TO A ROD FOUND; THENCE N 45° 50' 49" W A DISTANCE OF 9.39 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4451.75 FEET, AN ARCH LENGTH OF 426.01 FEET, AN INTERIOR ANGLE OF 05° 28' 59", A CHORD BEARING OF N 47° 07' 15" E AND A CHORD DISTANCE OF 425.85 FEET TO A ROD FOUND; THENCE N 04° 15' 44" E A DISTANCE OF 2.78 FEET TO LEAD HUB & TACK FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4453.75 FEET, AN ARCH LENGTH OF 396.68 FEET, AN INTERIOR ANGLE OF 05° 06' 11", A CHORD BEARING OF N 52° 24' 13" E AND A CHORD DISTANCE OF 396.55 FEET TO A FOUND CONCRETE MONUMENT; THENCE N 85° 05' 36" E A DISTANCE OF 61.43 FEET TO A BRICK NAIL FOUND; SAID BRICK NAIL LYING ON THE WESTERN RIGHT OF WAY LINE OF SOUTH MAIN STREET; THENCE ALONG SAID RIGHT OF WAY LINE S 05° 06' 37" E A DISTANCE OF 161.29 FEET TO A PK NAIL FOUND; SAID PK NAIL LYING AT THE TERMINUS OF SAID RIGHT OF WAY LINE; THENCE ACROSS SAID RIGHT OF WAY LINE N 85° 06' 49" E A DISTANCE OF 54.94 FEET TO A LEAD HUB & TACK FOUND; THENCE N 04° 51" 36" W A DISTANCE OF 60.72 FEET TO A LEAD HUB & TACK FOUND; THENCE N 87° 56' 39" E A DISTANCE OF 64.20 FEET TO A ROD FOUND; SAID ROD LYING ON THE WESTERN RIGHT OF WAY LINE OF HOPEWELL NEW YARD – NORFOLK SOUTHERN RAILROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 04° 53' 56" E A DISTANCE OF 1686.53 FEET TO A POINT; THENCE SOUTH 03° 08’ 57” WEST A DISTANCE OF 275.24 FEET TO A POINT; SAID POINT AT THE TERMINUS OF SAID RIGHT OF WAY LINE; THENCE S 04° 57' 28" E A DISTANCE OF 163.91 FEET TO A POINT; SAID ROD LYING ON THE WESTERN RIGHT OF WAY LINE OF HOPEWELL NEW YARD - NORFOLK SOUTHERN RAILROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 35° 17' 49" E A DISTANCE OF 3.21 FEET TO A POINT; THENCE S 13° 19' 08" E A DISTANCE OF 459.59 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 36.35 FEET TO A ROD FOUND; SAID ROD LYING ON THE EASTERN RIGHT OF WAY LINE SCL RAILROAD PROPERTY; THENCE ALONG SAID RIGHT OF WAY N 04° 45' 50" W A DISTANCE OF 116.00 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 530.40 FEET, AN ARCH LENGTH OF 104.61 FEET, AN INTERIOR ANGLE

Exhibit A-1

OF 11° 18' 01", A CHORD BEARING OF N 10° 24' 50" W AND A CHORD DISTANCE OF 104.44 FEET TO A POINT; THENCE N 16° 03' 50" W A DISTANCE OF 132.10 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 409.35 FEET, AN ARCH LENGTH OF 105.53 FEET, AN INTERIOR ANGLE OF 14° 46' 15", A CHORD BEARING OF N 08° 40' 42" W AND A CHORD DISTANCE OF 105.24 FEET TO A POINT; SAID POINT LYING AT THE TERMINUS OF SAID RIGHT OF WAY LINE; THENCE ACROSS SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 50.08 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF SCL RAILROAD PROPERTY; THENCE ALONG SAID RIGHT OF WAY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 459.35 FEET, AN ARCH LENGTH OF 115.39 FEET, AN INTERIOR ANGLE OF 14° 23' 33", A CHORD BEARING OF S 08° 52' 03" E AND A CHORD DISTANCE OF 115.08 FEET TO A POINT; THENCE S 16° 03' 50" E A DISTANCE OF 132.10 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 480.40 FEET, AN ARCH LENGTH OF 94.75 FEET, AN INTERIOR ANGLE OF 11° 18' 01", A CHORD BEARING OF S 10° 24' 50" E AND A CHORD DISTANCE OF 94.60 FEET TO A POINT; THENCE S 04° 45' 50" E A DISTANCE OF 116.00 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 79.06 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 1ST STREET (UNIMPROVED RIGHT OF WAY); THENCE N 27° 04' 36" W A DISTANCE OF 32.43 FEET TO A ROD FOUND; THENCE ALONG SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 324.46 FEET TO A POINT; SAID POINT LYING ON THE SOUTHERN RIGHT OF WAY LINE OF SILK STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY S 85° 14' 10" W A DISTANCE 340.00 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 3RD AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 100.00 FEET TO A POINT; SAID POINT LYING AT THE TERMINUS OF SAID RIGHT OF WAY; THENCE ACROSS SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 80.00 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 3RD AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY S 04° 47' 10" E A DISTANCE OF 304.46 FEET TO A ROD FOUND; THENCE LEAVING SAID RIGHT OF WAY LINE S 85° 21' 27" W A DISTANCE OF 130.00 FEET TO A ROD FOUND; THENCE S 04° 45' 40" E A DISTANCE OF 140.22 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 85° 14' 20" W A DISTANCE OF 12.72 FEET TO A ROD FOUND; THENCE N 10° 27' 41" W A DISTANCE OF 10.07 FEET TO A POINT; THENCE S 89° 25' 41" W A DISTANCE OF 38.14 FEET TO A POINT; THENCE S 04° 22' 30" E A DISTANCE OF 22.24 FEET TO A POINT; THENCE S 85° 37' 30" W A DISTANCE OF 118.05 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF CAUFFIEL AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY N 04° 47' 10" W A DISTANCE OF 454.46 FEET TO A POINT; SAID POINT LYING AT THE TERMINUS OF SAID RIGHT OF WAY; THENCE ACROSS SAID RIGHT OF WAY LINE S 83° 35' 56" W A DISTANCE OF 50.00 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF CAUFFIEL AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE S 04° 47' 10" E A DISTANCE OF 468.74 FEET TO A FOUND CONCRETE MONUMENT; SAID CONCRETE MONUMENT LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 48° 09' 06" W A DISTANCE OF 157.34 FEET TO A ROD FOUND; THENCE S 56° 47' 30" W A DISTANCE 37.19 FEET TO A ROD FOUND; THENCE N 61° 18' 41" W A DISTANCE OF 47.76 FEET TO A ROD FOUND; SAID ROD BEING THE TRUE POINT AND PLACE OF BEGINNING 1 AND CONTAINING 52.795 ACRES OF LAND MORE OR LESS.

LESS AND EXCEPT the 40’ by 40’ VEPCO parcel of 0.037 acres, more or less, recorded in Deed Book 44, page 565.

LESS AND EXCEPT Parcel 2R, containing 0.666 acres more or less, conveyed to Green Plains Ethanol Storage LLC, a Delaware limited liability company by deed recorded as Instrument #160000585 among the land records of the City of Hopewell, Virginia and further described as follows:

Exhibit A-2

Situated, lying and being a parcel of land located in the City Hopewell, Virginia; said parcel being designated as "Out Parcel, 0.666 Acres" and being more particularly described as follows:

Beginning at a point located on the East right of way line of 6th Avenue and southern right of way line of La Prade Avenue, thence leaving said right of way lines along a tie line South 85 degrees 06 minutes 25 seconds East a distance of 417.72 feet to a point, said point Being the True Point and Place of Beginning, thence North 85 degrees 00 minutes 42 seconds East a distance of 160.00 feet to a point, thence North 04 degrees 59 minutes 18 seconds West a distance of 34.00 feet to a point, thence North 85 degrees 00 minutes 42 seconds East a distance of 25.00 feet to a point, thence South 04 degrees 59 minutes 18 seconds East a distance of 168.00 feet to a point, thence South 85 degrees 00 minutes 42 seconds West a distance of 55.00 feet to a point, thence South 04 degrees 59 minutes 18 seconds East a distance of 88.00 feet to a point, thence South 85 degrees 00 minutes 42 seconds West a distance of 35.00 feet to a point, thence North 04 degrees 59 minutes 18 seconds West a distance of 85.00 feet to a point, thence South 85 degrees 00 minutes 42 seconds West a distance of 95.00 feet to a point, thence North 04 degrees 59 minutes 18 seconds West a distance of 137.00 feet to a point, said point Being the True Point and Place of Beginning containing 0.666 Acres of land more or less.

Tract Two:

BEGINNING AT A ROD FOUND AT THE INTERSECTION OF THE WESTERN RIGHT OF WAY OF SOUTH 1ST AVENUE (UNIMPROVED RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD S 85° 14' 10" W A DISTANCE OF 100.30 FEET TO A ROD FOUND; SAID ROD LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 2ND AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY N 30° 41' 18" W A DISTANCE OF 38.92 FEET TO A ROD FOUND; THENCE N 04° 47' 10" W A DISTANCE OF 279.60 FEET TO A POINT; SAID POINT LYING ON THE SOUTHERN RIGHT OF WAY LINE OF SILK STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE N 85° 14' 10" E A DISTANCE OF 130.00 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF SOUTH 1ST STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE S 04° 47' 10" E A DISTANCE OF 284.60 FEET TO A ROD FOUND; THENCE S 18° 09' 42" W A DISTANCE OF 32.58 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD AND BEING THE TRUE POINT AND PLACE OF BEGINNING 2 AND CONTAINING 0.927 ACRES OF LAND MORE OR LESS.

Tract Three:

BEGINNING AT A ROD FOUND AT THE INTERSECTION OF THE WESTERN RIGHT OF WAY OF SOUTH 2ND AVENUE (UNIMPROVED RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD S 85° 14' 10" W A DISTANCE OF 52.30 FEET TO A ROD FOUND; THENCE LEAVING SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 137.00 FEET TO A PIPE FOUND; THENCE 85° 14' 10" W A DISTANCE OF 65.00 FEET TO A ROD FOUND; SAID ROD LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 3RD AVENUE; THENCE ALONG SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 177.60 FEET TO A POINT; SAID POINT LYING ON THE SOUTHERN RIGHT OF WAY LINE OF SILK STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE N 85° 14' 10" E A DISTANCE OF 130.00 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF SOUTH 2ND STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE S 04° 47' 10" E A DISTANCE OF 279.60 FEET TO A ROD FOUND; THENCE S 15° 09' 36" W A DISTANCE OF 37.23 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD AND BEING THE TRUE POINT AND PLACE OF BEGINNING 3 AND CONTAINING 0.729 ACRES OF LAND MORE OR LESS.

Exhibit A-3